EXHIBIT 99.2




                 REPORT OF INDEPENDENT ACCOUNTANTS ON

                     FINANCIAL STATEMENT SCHEDULE



To the Board of Directors
  of United Technologies Corporation

  Our audits of the consolidated financial statements referred to in our report dated January 21, 1999, except for Note 16, as to which the date is May 20, 1999 included as Exhibit 99.1 of United Technologies Corporation's Current Report on Form 8-K dated June 11, 1999, also included an audit of the Financial Statement
Schedule included as Exhibit 99.3 of the aforementioned Form 8-K. In our opinion, the Financial Statement Schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
May 20,1999